UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2019

ONTO INNOVATION INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39110	94-2276314
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Jonspin Road Wilmington, Massachusetts	01887
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (978) 253-6200

(Former Name or Former Address, if Changed Since Last Report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value per share	ONTO	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On October 28, 2019, Onto Innovation Inc. (“Onto Innovation”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Initial Form 8-K”) disclosing that on October 25, 2019, pursuant to an Agreement and Plan of Merger, dated as of June 23, 2019, with Rudolph Technologies, Inc., a Delaware corporation (“Rudolph”), and PV Equipment Inc., a Delaware corporation and a direct wholly-owned subsidiary of Nanometrics (“Merger Sub”), Merger Sub merged with and into Rudolph, with Rudolph continuing as the surviving corporation and a direct wholly-owned subsidiary of Onto Innovation (the “Merger”).

In the Initial Form 8-K, Onto Innovation stated its intention to file the historical financial statements of Rudolph and the pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K not later than 71 calendar days after the date that the Initial Form 8-K was required to be filed with the SEC. Pursuant to the instructions to Item 9.01 of Form 8-K, this Amendment No. 1 to Current Report on Form 8-K/A amends the Initial 8-K in order to provide the required financial information.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated balance sheets of Rudolph as of December 31, 2018 and December 31, 2017 and the related audited consolidated statements of operations, comprehensive income, stockholders’ equity and cash flows for the years ended December 31, 2018, 2017, and 2016, and the notes related thereto, are incorporated by reference as Exhibit 99.1 hereto and are incorporated by reference into this Item 9.01(a).

The Report of Independent Registered Public Accounting Firm, issued by Ernst & Young LLP, dated February 15, 2019, relating to the consolidated financial statements of Rudolph is incorporated by reference as Exhibit 99.2 hereto and is incorporated by reference into this Item 9.01(a).

The unaudited condensed consolidated balance sheets of Rudolph as of June 30, 2019 and December 31, 2018, the related unaudited condensed consolidated statements of operations, comprehensive income and stockholders’ equity for the three and six months ended June 30, 2019 and 2018, and the related unaudited condensed consolidated statements of cash flows for the six months ended June 30, 2019 and 2018, and the notes related thereto, are incorporated by reference as Exhibit 99.3 and are incorporated by reference into this Item 9.01(a).

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of June 30, 2019 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2018 and the six months ended June 30, 2019, and the related notes thereto, are incorporated by reference as Exhibit 99.4 hereto and are incorporated by reference into this Item 9.01(b).

(d) Exhibits.

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm for Rudolph Technologies, Inc.

99.1

The audited consolidated balance sheets of Rudolph as of December 31, 2018 and December 31, 2017 and the related audited consolidated statements of operations, comprehensive income, stockholders’ equity and cash flows for the years ended December 31, 2018, 2017, and 2016, and the notes related thereto (incorporated by reference to the Form 10-K of Rudolph Technologies, Inc. for the year ended December 31, 2018 (SEC File No. 001-36226), filed by Rudolph Technologies, Inc. with the SEC on February 15, 2019 (the “2018 Rudolph Form 10-K”)).

99.2

Report of Independent Registered Public Accounting Firm, issued by Ernst & Young LLP, dated February 15, 2019, relating to the consolidated financial statements of Rudolph (incorporated by reference to the 2018 Rudolph Form 10-K).

99.3

The unaudited consolidated balance sheets of Rudolph as of June 30, 2019 and December 31, 2018, the related unaudited condensed consolidated statements of operations, comprehensive income and stockholders’ equity for the three and six months ended June 30, 2019 and 2018, and the related unaudited condensed consolidated statements of cash flows for the six months ended June 30, 2019 and 2018, and the notes related thereto (incorporated by reference to the Form 10-Q of Rudolph Technologies, Inc. for the quarterly period ended June 30, 2019 (SEC File No. 001-36226), filed by Rudolph Technologies, Inc. with the SEC on July 30, 2019).

99.4

The unaudited pro forma condensed combined balance sheet as of June 30, 2019 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2018 and the six months ended June 30, 2019 (incorporated by reference to the information under the caption “Unaudited Pro Forma Condensed Combined Financial Information” of the Joint Proxy Statement/Prospectus contained in the Registration Statement on Form S-4, filed by Onto Innovation (formerly Nanometrics Incorporated) with the SEC on August 15, 2019 and as amended on September 6, 2019).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2019	ONTO INNOVATION INC.

	By:	/s/ Michael P. Plisinski
Michael P. Plisinski
Chief Executive Officer